Debt	12 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
Debt
13.
Debt

Our debt consisted of the following (in millions):

	As of December 31,
	2023	2022
Current portion of long-term debt
Short-Term Term Loan	$-	$83.0
Uncommitted Credit Facility	50.0	-
Five-Year Credit Agreement	-	375.0
3.700% Senior Notes due 2023	-	86.3
1.450% Senior Notes due 2024	850.0	-
Total short-term debt	$900.0	$544.3
Long-term debt
1.450% Senior Notes due 2024	$-	$850.0
3.550% Senior Notes due 2025	863.0	863.0
3.050% Senior Notes due 2026	600.0	600.0
5.350% Senior Notes due 2028	500.0	-
3.550% Senior Notes due 2030	257.5	257.5
2.600% Senior Notes due 2031	750.0	750.0
4.250% Senior Notes due 2035	253.4	253.4
5.750% Senior Notes due 2039	317.8	317.8
4.450% Senior Notes due 2045	395.4	395.4
2.425% Euro Notes due 2026	552.3	533.6
1.164% Euro Notes due 2027	552.3	533.6
Debt discount and issuance costs	(29.1)	(30.1)
Adjustment related to interest rate swaps	(144.7)	(172.0)
Total long-term debt	$4,867.9	$5,152.2

At December 31, 2023, our total current and non-current debt of $5.8 billion consisted of $5.9 billion aggregate principal amount of senior notes, which included €1.0 billion of Euro-denominated senior notes (“Euro Notes”), and $50.0 million of outstanding borrowings under the Uncommitted Facility Letter (defined below), partially offset by fair value adjustments relating to interest rate swaps totaling $144.7 million and debt discount and issuance costs of $29.1 million.

In 2023, we redeemed the $83.0 million outstanding principal amount of our Short-Term Term Loan and the $86.3 million outstanding principal amount of our 3.700% Senior Notes due 2023.

On November 28, 2023, we completed the offering of $500.0 million aggregate principal amount of our 5.350% Senior Notes due December 1, 2028. Interest is payable on these Senior Notes June 1 and December 1 of each year until maturity. We received net proceeds of $499.8 million.

On August 28, 2023, we entered into an uncommitted facility letter (the "Uncommitted Credit Facility"), which provides that from time to time, we may request, and the lender in its absolute and sole discretion may provide, short-term loans. Borrowings under the Uncommitted Credit Facility may be used only for general corporate and working capital purposes. The Uncommitted Credit Facility provides that the aggregate principal amount of outstanding borrowings at any time shall not exceed $300.0 million. Each borrowing under the Uncommitted Credit Facility will mature on the maturity date specified by the lender at the time of the advance, which will be no more than 90 days following the date of the advance. The Uncommitted Credit Facility and borrowings thereunder are unsecured. Borrowings under the Uncommitted Credit Facility bear interest at floating rates, based upon either an adjusted term secured overnight financing rate (“Term SOFR”) for the applicable interest period, the prime rate, or lender’s cost of funds, in each case, plus an applicable margin determined at the time of each borrowing. The Uncommitted Credit Facility includes customary affirmative and negative covenants and events of default for unsecured uncommitted financing arrangements. We were in compliance with all covenants under the Uncommitted Credit Facility as of December 31, 2023. As of December 31, 2023, there were outstanding borrowings of $50.0 million under the Uncommitted Credit Facility.

On July 7, 2023, we entered into a new five-year revolving credit agreement (the “2023 Five-Year Credit Agreement”) and a new 364-day revolving credit agreement (the “2023 364-Day Revolving Credit Agreement”), as described below. Borrowings under these credit agreements will be used for general corporate purposes.

The 2023 Five-Year Credit Agreement contains a five-year unsecured revolving facility of $1.5 billion (the “2023 Five-Year Revolving Facility”). The 2023 Five-Year Credit Agreement replaced the previous revolving credit agreement entered into on August 19, 2022 (the “2022 Five-Year Credit Agreement”), which contained a five-year unsecured revolving facility of $1.5 billion (the “2022 Five-Year Revolving Facility”). There was approximately $520.0 million in aggregate outstanding borrowings under the 2022 Five-Year Credit Agreement at the time it was terminated, which borrowings were repaid in full through borrowings under the 2023 Five-Year Credit Agreement on July 7, 2023 in the same amount and on the same interest rate and margin terms.

The 2023 Five-Year Credit Agreement will mature on July 7, 2028, with two one-year extensions exercisable at our discretion and subject to required lender consent. The 2023 Five-Year Credit Agreement also includes an uncommitted incremental feature allowing us to request an increase of the facility by an aggregate amount of up to $500.0 million.

Borrowings under the 2023 Five-Year Credit Agreement bear interest at floating rates, based upon either an adjusted Term SOFR for the applicable interest period or an alternate base rate, in each case, plus an applicable margin determined by reference to our senior unsecured long-term debt credit rating. We pay a facility fee on the aggregate amount of the 2023 Five-Year Revolving Facility at a rate determined by reference to our senior unsecured long-term debt credit rating. The 2023 Five-Year Credit Agreement contains customary affirmative and negative covenants and events of default for unsecured financing arrangements, including, among other things, limitations on consolidations, mergers, and sales of assets. The 2023 Five-Year Credit Agreement also requires us to maintain a consolidated indebtedness to consolidated EBITDA ratio of no greater than 4.5 to 1.0 as of the last day of any period of four consecutive fiscal quarters (with such ratio subject to increase to 5.0 to 1.0 for a period of time in connection with a qualified material acquisition and certain other restrictions). We were in compliance with all covenants under the 2023 Five-Year Credit Agreement as of December 31, 2023. As of December 31, 2023, there were no outstanding borrowings under the 2023 Five-Year Credit Agreement.

The 2023 364-Day Revolving Credit Agreement is an unsecured revolving credit facility in the principal amount of $1.0 billion (the “2023 364-Day Revolving Facility”). The 2023 364-Day Revolving Credit Agreement replaced a credit agreement entered into on August 19, 2022, which was also a 364-day unsecured revolving credit facility of $1.0 billion (the “2022 364-Day Revolving Facility”). There were no borrowings outstanding under the 2022 364-Day Revolving Facility when it was terminated.

The 2023 364-Day Revolving Facility will mature on July 5, 2024. Borrowings under the 2023 364-Day Revolving Credit Agreement bear interest at floating rates based upon either an adjusted Term SOFR for the applicable interest period or an alternate base rate, in each case, plus an applicable margin determined by reference to our senior unsecured long-term debt credit rating. We pay a facility fee on the aggregate amount of the 2023 364-Day Revolving Facility at a rate determined by reference to our senior unsecured long-term debt credit rating. The 2023 364-Day Revolving Credit Agreement contains customary affirmative and negative covenants and events of default for an unsecured financing arrangement including, among other things, limitations on consolidations, mergers, and sales of assets. The 2023 364-Day Revolving Credit Agreement also requires us to maintain a consolidated indebtedness to consolidated EBITDA ratio of no greater than 4.5 to 1.0 as of the last day of any period of four consecutive fiscal quarters (with such ratio subject to increase to 5.0 to 1.0 in connection with a qualified material acquisition and certain other restrictions). We were in compliance with all covenants under the 2023 364-Day Revolving Credit Agreement as of December 31, 2023. As of December 31, 2023, there were no outstanding borrowings under the 2023 364-Day Revolving Credit Agreement.

Borrowings under our revolving credit facilities have been executed with underlying notes that have maturities of three months or less. At the maturity of the underlying note, we elect to either repay the note, borrow the same amount, or some combination thereof. On our consolidated statements of cash flows, we present the borrowings and repayments of these underlying notes as net cash inflows or outflows due to their short-term nature. The gross borrowings and repayments in the prior years’ consolidated statements of cash flows have been reclassified to a net amount to conform to the current year presentation.

On December 13, 2022, we used cash on hand, including the Short-Term Term Loan proceeds of $83.0 million and borrowings under our 2022 Five-Year Revolving Facility, to redeem the full €500.0 million outstanding principal amount of our 1.414% Euro Notes due 2022.

On September 22, 2022, we used cash on hand to repay the full ¥11.7 billion and ¥21.3 billion outstanding principal amounts on two Japanese term loans.

On August 31, 2022, we borrowed an aggregate principal amount of $83.0 million under the Short-Term Term Loan with a third-party financial institution, the proceeds of which were used to redeem a portion of Euro notes that matured on December 13, 2022. As more fully described in Note 3, the Short-Term Term Loan was settled in February 2023.

On March 18, 2022, we redeemed the full $750.0 million outstanding principal amount of our senior notes due April 1, 2022. A $100.0 million draw under a previous credit facility, together with cash on hand, were used to redeem these notes. $540.6 million of this cash on hand came from the dividend paid by ZimVie to Zimmer Biomet at separation.

On November 15, 2021, we commenced cash tender offers to purchase certain outstanding senior notes. The proceeds from a 2021 senior notes offering, together with cash on hand, were used to pay for the senior notes purchased in the cash tender offers. As a result, we recorded a loss on the extinguishment of debt in the amount of $165.1 million in our consolidated statement of earnings for the year ended December 31, 2021. The components of this loss were the reacquisition price of $2,154.8 million minus the carrying value of the debt of $1,982.7 million (including debt discount and issuance costs) plus debt tender fees of $5.0 million minus a gain of $12.0 million on a reverse treasury lock that we entered into to offset any increases or decreases to the premium associated with the tender offer from the date we entered into the lock.

The estimated fair value of our senior notes, which includes our Euro notes, as of December 31, 2023, based on quoted prices for the specific securities from transactions in over-the-counter markets (Level 2), was $5,602.1 million. The carrying value of the outstanding $50.0 million principal balance of the Uncommitted Credit Facility approximates the fair value as it bears interest at short-term market rates.

At December 31, 2023 and 2022, the weighted average interest rate for our borrowings was 3.2 percent and 3.2 percent, respectively. We paid $200.6 million, $161.7 million, and $219.0 million in interest during 2023, 2022, and 2021, respectively.